EXHIBIT 99.1
PRESS RELEASE OF NORTHWEST BANCSHARES, INC.

EARNINGS RELEASE
FOR IMMEDIATE RELEASE

Contact:	William J. Wagner, President and Chief Executive Officer (814) 726- 2140
William W. Harvey, Jr., Executive Vice President and Chief Financial Officer (814) 726- 2140
Northwest Bancshares, Inc. Announces Earnings and Dividend Declaration
Warren, Pennsylvania — January 25, 2010
Northwest Bancshares, Inc. (NasdaqGS: NWBI, formerly NWSB) announced net income for the quarter ended December 31, 2009 of $1.0 million, or $0.01 per diluted share. This represents a decrease of $10.3 million over the same quarter last year when net income was $11.3 million, or $0.10 per diluted share. The annualized returns on average shareholders’ equity and average assets for the current quarter were 0.46% and 0.05% compared to 7.27% and 0.65% for the same quarter last year. In making the announcement, the Company emphasized that current quarter earnings were significantly reduced by the establishment of a charitable foundation in the amount of $13.8 million, in conjunction with the Company’s second-step stock offering.
During the quarter ended December 31, 2009, the Company converted from a partially-public mutual holding company to a fully-public stock holding company by completing a second-step stock offering and selling 68.8 million shares of common stock at $10 per share. As a part of the conversion, Northwest Bancshares, Inc. contributed $1.0 million of the offering proceeds and issued 1.3 million shares of common stock to a charitable foundation for the benefit of the communities in which it operates. The Company recognized a pre-tax expense of $13.8 million during the quarter as a result of this contribution.
In addition to the 68.8 million common shares sold in the offering, the Company exchanged 40.5 million common shares of Northwest Bancshares, Inc. for the 18.0 million common shares of Northwest Bancorp, Inc. that were owned by the public prior to the conversion. This represents an exchange ratio of 2.25 to 1. As a result, the Company had 110.6 million shares of common stock outstanding as of December 31, 2009.
Also contributing to the decrease in quarterly earnings was a significant increase in the provision for loan losses, which was $14.5 million for the quarter ended December 31, 2009 compared to $10.2 million in the same quarter a year ago. This increase in the provision was considered necessary given current economic conditions and the stress placed on the Company’s borrowers. The Company noted, however, that actual loan charge-offs for the quarter were only $11.9 million.
The Company also announced that its Board of Directors declared a quarterly cash dividend of $0.10 per share payable on February 18, 2010, to shareholders of record as of February 4, 2010. This represents the 61st consecutive quarter in which the Company has paid a cash dividend. Shareholders who owned Northwest shares prior to the second-step conversion now own 2.25 new shares for each share they owned prior to the conversion, and the total dividends they will receive from those shares this quarter will be slightly higher than they were last quarter.

In looking at the various components of quarterly income, the Company noted that net interest income decreased by $1.5 million, or 2.5%, for the quarter ended December 31, 2009 compared to the same quarter last year as a result of a decrease in net interest margin to 3.45% from 3.83%. The decrease in net interest margin resulted primarily from the Company carrying, on average, $458.4 million more in overnight funds than in the previous year’s quarter earning an average rate of 0.19% compared to an average rate of 0.87% in the previous year. The increase in overnight funds was primarily attributable to the substantial increase in deposits experienced over the past several quarters as well as the additional capital received from the second-step common stock offering. These funds are temporarily being invested in overnight funds until they can be deployed to purchase investment securities and to fund loans.
Noninterest expense increased by $20.8 million, or 47.8%, to $64.2 million for the quarter ended December 31, 2009 from $43.5 million for the quarter ended December 31, 2008 primarily due to increases in compensation and employee benefit costs, FDIC insurance assessments and marketing expenses as well as the funding of the charitable foundation. Compensation and employee benefits increased by $2.2 million, or 9.5%, as the Company made an ESOP contribution of $3.1 million to benefit all Northwest employees in connection with the completion of the second-step conversion offering. Federal deposit insurance premiums increased by $1.1 million, or 110.6%, due to increases in both the Company’s deposits and the rate charged by the FDIC. Marketing expenses increased by $2.2 million, or 114.4%, to $4.1 million for the quarter ended December 31, 2009 from $1.9 million for the quarter ended December 31, 2008 as a result of the initiation of a major campaign focused on the acquisition of checking account relationships.
Net income for the year ended December 31, 2009 of $32.7 million, or $0.30 per diluted share, represents a decrease of $15.5 million, or 32.2% compared to net income of $48.2 million, or $0.44 per diluted share, for the year ended December 31, 2008. This decrease resulted primarily from the Company recording a provision for loan losses which was $19.0 million, or 83.1%, higher than the previous year. The increase in the provision was considered necessary given the current economic environment. Also contributing to the decrease in income was the previously mentioned $13.8 million charitable contribution and a $3.3 million special assessment by the FDIC. Partially offsetting these reductions in net income was a $9.3 million, or 4.2%, increase in net interest income and a $14.6 million, or 37.6%, increase in noninterest income. Included in the increase in noninterest income was a $3.5 million gain recognized as part of the acquisition of Keystone State Savings Bank, which occurred October 23, 2009. The annualized returns on average shareholders’ equity and average assets were 4.71% and 0.46%, respectively, for the current year compared to 7.75% and 0.70%, respectively, for the prior year.
Founded in 1896 and headquartered in Warren, Pennsylvania, Northwest Bancshares, Inc., through its subsidiary Northwest Savings Bank, currently operates 171 community banking locations in Pennsylvania, New York, Ohio, Maryland and Florida. Northwest Savings Bank is a full- service financial institution offering a complete line of retail and business banking products as well as investment management and trust services. The Company also operates 51 consumer finance offices in Pennsylvania through its subsidiary, Northwest Consumer Discount Company. Northwest Bancshares, Inc.’s stock is listed on the NASDAQ Global Select Market. Additional information regarding Northwest Bancshares, Inc. can be accessed on-line at www.northwestsavingsbank.com.

# # #
Forward-Looking Statements — This press release may contain forward-looking statements with respect to the financial condition and results of operations of Northwest Bancshares, Inc. including, without limitations, statements relating to the earnings outlook of the Company. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements, include among others, the following possibilities: (1) changes in the interest rate environment; (2) competitive pressure among financial services companies; (3) general economic conditions including an increase in non-performing loans that could result from an economic downturn; (4) changes in legislation or regulatory requirements; (5) difficulties in continuing to improve operating efficiencies; (6) difficulties in the integration of acquired businesses; and (7) increased risk associated with an increase in commercial real-estate and business loans and non-performing loans. Management has no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this release.

Northwest Bancshares, Inc. and Subsidiaries
Consolidated Statements of Financial Condition
(Dollars in thousands, except per share amounts)

	December 31,	December 31,
	2009	2008
Assets
Cash and cash equivalents	$69,265	55,815
Interest-earning deposits in other financial institutions	1,037,893	16,795
Federal funds sold and other short-term investments	632	7,312
Marketable securities available-for-sale (amortized cost of $1,059,177 and $1,144,435)	1,067,089	1,139,170

Total cash, interest-earning deposits and marketable securities	2,174,879	1,219,092

Loans held for sale	1,164	18,738
Mortgage loans -one- to four-family	2,334,538	2,447,506
Home equity loans	1,067,584	1,013,876
Consumer loans	286,292	289,602
Commercial real estate loans	1,238,217	1,071,182
Commercial business loans	371,670	355,917

Total loans receivable	5,299,465	5,196,821
Allowance for loan losses	(70,403)	(54,929)

Loans receivable, net	5,229,062	5,141,892

Federal Home Loan Bank stock, at cost	63,242	63,143
Accrued interest receivable	25,780	27,252
Real estate owned, net	20,257	16,844
Premises and Equipment, net	124,316	115,842
Bank owned life insurance	128,270	123,479
Goodwill	171,363	171,363
Other intangible assets	4,678	7,395
Other assets	83,451	43,939

Total assets	$8,025,298	6,930,241

Liabilities and Shareholders’ equity
Liabilities:
Noninterest-bearing demand deposits	$487,036	394,011
Interest-bearing demand deposits	768,110	706,120
Savings deposits	1,744,537	1,480,620
Time deposits	2,624,741	2,457,460

Total deposits	5,624,424	5,038,211
Borrowed funds	897,326	1,067,945
Advances by borrowers for taxes and insurance	22,034	26,190
Accrued interest payable	4,493	5,194
Other liabilities	57,412	70,663
Junior subordinated debentures	103,094	108,254

Total liabilities	6,708,783	6,316,457

Shareholders’ equity:
Preferred stock, $0.01 par value and $0.10 par value, respectively:
50,000,000 shares authorized, no shares issued	—	—
Common stock, $0.01 par value: 500,000,000 shares authorized, 110,641,858 shares issued	1,106	—
Common stock, $0.10 par value: 500,000,000 shares authorized, 51,244,974 shares issued	—	5,124
Paid-in-capital	828,195	218,332
Retained earnings	508,842	490,326
Unallocated common stock of Employee Stock Ownership Plan	(11,651)	—
Accumulated other comprehensive loss	(9,977)	(30,575)
Treasury stock of -0- and 2,742,800 shares, at cost	—	(69,423)

Total shareholders’ equity	1,316,515	613,784

Total liabilities and shareholders’ equity	$8,025,298	6,930,241

Equity to assets	16.40%	8.86%
Tangible common equity to assets	14.53%	6.36%
Book value per share*	$11.90	$5.62 *
Tangible book value per share*	$10.31	$3.93 *
Closing market price per share*	$11.27	$9.50 *
Full time equivalent employees	1,867	1,860
Number of banking offices	171	167

*	- Adjusted for 2.25 to 1 exchange rate.

Northwest Bancshares, Inc. and Subsidiaries
Consolidated Statements of Income
(Dollars in thousands, except per share amounts)

	Three months ended		Year ended
	December 31,		December 31,
	2009	2008	2009	2008
Interest income:
Loans receivable	$80,322	83,161	320,121	327,128
Mortgage-backed securities	6,405	8,830	27,263	34,694
Taxable investment securities	1,246	2,102	5,384	11,828
Tax-free investment securities	2,678	3,032	11,054	12,253
Interest-earning deposits	226	42	641	2,756

Total interest income	90,877	97,167	364,463	388,659

Interest expense:
Deposits	22,839	27,259	95,394	137,061
Borrowed funds	9,994	10,405	40,412	32,232

Total interest expense	32,833	37,664	135,806	169,293

Net interest income	58,044	59,503	228,657	219,366
Provision for loan losses	14,500	10,212	41,847	22,851

Net interest income after provision for loan losses	43,544	49,291	186,810	196,515

Noninterest income:
Impairment losses on securities	(5,920)	(3,653)	(12,408)	(16,004)
Noncredit related losses on securities not expected to be sold (recognized in other comprehensive income)	5,004	—	6,311	—

Net impairment losses	(916)	(3,653)	(6,097)	(16,004)
Gain on sale of investments, net	26	2,199	403	6,037
Service charges and fees	9,343	8,337	34,811	32,432
Trust and other financial services income	1,958	1,491	6,307	6,718
Insurance commission income	619	619	2,658	2,376
Gain/ (loss) on sale of real estate owned, net	(120)	11	(4,054)	(428)
Income from bank owned life insurance	1,195	1,213	4,791	4,797
Mortgage banking income	702	12	5,594	665
Non-cash recovery/ (impairment) of MSRs	290	(2,330)	1,840	(2,165)
Gain on bargain purchase	3,503	—	3,503	—
Other operating income	695	1,366	3,581	4,324

Total noninterest income	17,295	9,265	53,337	38,752

Noninterest expense:
Compensation and employee benefits	25,637	23,408	95,594	91,129
Premises and occupancy costs	5,442	5,400	21,963	21,924
Office operations	3,372	3,185	12,947	13,237
Processing expenses	5,829	4,861	21,312	18,652
Marketing expenses	4,106	1,915	9,152	5,500
Federal deposit insurance premiums	2,148	1,020	8,309	3,884
FDIC Special Assessment	—	—	3,288	—
Professional services	691	668	2,590	2,582
Amortization of intangible assets	649	848	3,020	4,387
Loss on early extinguishment of debt	—	—	—	705
Contribution to charitable foundation	13,822	—	13,822	—
Other expense	2,541	2,169	8,497	8,128

Total noninterest expense	64,237	43,474	200,494	170,128

(Loss)/ income before income taxes	(3,398)	15,082	39,653	65,139
Income tax (benefit)/ expense	(4,404)	3,798	7,000	16,968

Net income	$1,006	11,284	32,653	48,171

Basic earnings per share	0.01	$0.10 *	$0.30	$0.44 *

Diluted earnings per share	0.01	$0.10 *	$0.30	$0.44 *

Annualized return on average equity	0.46%	7.27%	4.71%	7.75%
Annualized return on average assets	0.05%	0.65%	0.46%	0.70%

Basic common shares outstanding	109,286,606	108,873,585 *	109,078,129	108,815,648 *
Diluted common shares outstanding	109,820,238	109,346,564 *	109,459,875	109,346,454 *

*	- Adjusted for 2.25 to 1 exchange ratio.

Northwest Bancshares, Inc. and Subsidiaries
Supplementary data
(Dollars in thousands)

	Three months ended		Year ended
	December 31,		December 31,
	2009	2008	2009	2008
Allowance for loan losses
Beginning balance	$67,775	47,924	54,929	41,784
Provision	14,500	10,212	41,847	22,851
Charge-offs mortgage	(137)	(332)	(1,437)	(1,513)
Charge-offs consumer	(2,530)	(1,739)	(7,045)	(6,607)
Charge-offs commercial	(9,633)	(1,425)	(19,334)	(3,490)
Recoveries	428	289	1,443	1,904

Ending balance	$70,403	54,929	70,403	54,929

Net charge-offs to average loans, annualized	0.91%	0.25%	0.51%	0.19%

	December 31,
	2009	2008	2007	2006
Nonperforming loans	$124,626	99,203	49,610	40,525
Real estate owned, net	20,257	16,844	8,667	6,653

Nonperforming assets	$144,883	116,047	58,277	47,178

Nonperforming loans to total loans	2.35%	1.91%	1.03%	0.91%

Nonperforming assets to total assets	1.81%	1.67%	0.87%	0.72%

Allowance for loan losses to total loans	1.33%	1.06%	0.86%	0.85%

Allowance for loan losses to nonperforming loans	56.49%	55.37%	84.22%	92.92%

Northwest Bancshares, Inc. and Subsidiaries
Supplementary data
(Dollars in thousands)
Loans past due schedule
     (Number of loans and dollar amount of loans)

	December 31,
	2009		*	2008		*	2007		*
Loans past due 30 days to 59 days:
One- to four-family residential loans	350	$27,998	1.2%	392	$32,988	1.3%	361	$27,270	1.1%
Consumer loans	1,100	11,226	0.8%	1,157	11,295	0.9%	1,331	10,550	0.8%
Multifamily and commercial RE loans	85	16,152	1.3%	99	18,901	1.8%	88	11,331	1.3%
Commercial business loans	48	3,293	0.9%	86	7,700	2.2%	70	9,947	3.0%

Total loans past due 30 days to 59 days	1,583	$58,669	1.1%	1,734	$70,884	1.4%	1,850	$59,098	1.2%

Loans past due 60 days to 89 days:
One- to four-family residential loans	85	$6,772	0.3%	101	$7,599	0.3%	99	$6,077	0.3%
Consumer loans	392	3,029	0.2%	379	2,836	0.2%	437	2,676	0.2%
Multifamily and commercial RE loans	35	5,811	0.5%	54	8,432	0.8%	41	4,984	0.6%
Commercial business loans	26	2,474	0.7%	45	3,801	1.1%	34	2,550	0.8%

Total loans past due 60 days to 89 days	538	$18,086	0.3%	579	$22,668	0.4%	611	$16,287	0.3%

Loans past due 90 days or more:
One- to four-family residential loans	279	$29,373	1.3%	223	$20,435	0.8%	193	$12,542	0.5%
Consumer loans	727	12,544	0.9%	687	9,756	0.7%	744	7,582	0.6%
Multifamily and commercial RE loans	199	49,594	4.0%	155	43,828	4.1%	105	24,323	2.9%
Commercial business loans	124	18,269	4.9%	114	25,184	7.1%	84	5,163	1.6%

Total loans past due 90 days or more	1,329	$109,780	2.1%	1,179	$99,203	1.9%	1,126	$49,610	1.0%

*	- Represents delinquency, in dollars, divided by the respective total amount of that type of loan outstanding.

Northwest Bancshares, Inc. and Subsidiaries
Analysis of loan portfolio by geographic location as of December 31, 2009:
(Dollars in thousands)
Loans outstanding:

	Mortgage	(1)	Consumer	(2)	Commercial	(3)	Total	(4)

Pennsylvania	$1,913,127	81.9%	1,189,667	87.9%	1,057,995	65.7%	4,160,789	78.4%
New York	136,729	5.9%	98,870	7.3%	302,145	18.8%	537,744	10.1%
Ohio	24,973	1.1%	17,048	1.3%	43,338	2.7%	85,359	1.6%
Maryland	232,146	9.9%	39,227	2.9%	157,262	9.8%	428,635	8.1%
Florida	28,727	1.2%	9,064	0.7%	49,147	3.1%	86,938	1.6%

Total	$2,335,702	100.0%	1,353,876	100.0%	1,609,887	100.0%	5,299,465	100.0%

(1)	— Percentage of total mortgage loans

(2)	— Percentage of total consumer loans

(3)	— Percentage of total commercial loans

(4)	— Percentage of total loans
Loans 90 or more past due:

	Mortgage	(5)	Consumer	(6)	Commercial	(7)	Total	(8)

Pennsylvania	$21,683	1.1%	9,571	0.8%	46,649	4.4%	77,903	1.9%
New York	386	0.3%	230	0.2%	1,040	0.3%	1,656	0.3%
Ohio	196	0.8%	78	0.5%	496	1.1%	770	0.9%
Maryland	702	0.3%	1,000	2.5%	11,942	7.6%	13,644	3.2%
Florida	6,406	22.3%	1,665	18.4%	7,736	15.7%	15,807	18.2%

Total	$29,373	1.3%	12,544	0.9%	67,863	4.2%	109,780	2.1%

(5)	— Percentage of mortgage loans in that geographic area

(6)	— Percentage of consumer loans in that geographic area

(7)	— Percentage of commercial loans in that geographic area

(8)	— Percentage of total loans in that geographic area

Northwest Bancshares, Inc. and Subsidiaries
Supplementary data
(Dollars in thousands)

		Gross	Gross
		unrealized	unrealized
	Amortized	holding	holding	Market
	cost	gains	losses	value

Marketable securities available-for-sale as of December 31, 2009:
Debt issued by the U.S. government and agencies:
Due in one year or less	$76	—	(1)	75

Debt issued by government sponsored enterprises:
Due in one year — five years	1,977	153	—	2,130
Due in five years — ten years	21,912	524	—	22,436
Due after ten years	52,667	1,128	(498)	53,297

Equity securities	1,054	191	(118)	1,127

Municipal securities:
Due in one year — five years	3,146	68	—	3,214
Due in five years — ten years	41,170	1,163	—	42,333
Due after ten years	190,812	2,774	(1,677)	191,909

Corporate trust preferred securities:
Due in one year — five years	500	—	—	500
Due after ten years	26,882	168	(10,549)	16,501

Mortgage-backed securities:
Fixed rate pass-through	145,363	6,440	(47)	151,756
Variable rate pass-through	231,232	7,894	(85)	239,041
Fixed rate non-agency CMO	18,698	48	(1,567)	17,179
Fixed rate agency CMO	19,994	982	—	20,976
Variable rate non-agency CMO	9,296	—	(1,391)	7,905
Variable rate agency CMO	294,398	2,642	(330)	296,710

Total mortgage-backed securities	718,981	18,006	(3,420)	733,567

Total marketable securities available-for-sale	$1,059,177	24,175	(16,263)	1,067,089

Issuers of mortgage-backed securities as of December 31, 2009:
Fannie Mae	$250,145	7,202	(366)	256,981
Ginnie Mae	124,455	1,726	(17)	126,164
Freddie Mac	315,606	9,029	(73)	324,562
Non-agency	28,775	49	(2,964)	25,860

Total	$718,981	18,006	(3,420)	733,567

Average Balance Sheet
(Dollars in Thousands)
The following table sets forth certain information relating to the Company’s average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages

	Three months ended December 31,
	2009			2008
			Avg.			Avg.
	Average		Yield/	Average		Yield/
	Balance	Interest	Cost	Balance	Interest	Cost
ASSETS:
Interest-earning assets:
Loans receivable (a) (b) (d)	$5,242,823	80,160	6.13%	5,161,835	83,554	6.42%
Mortgage-backed securities (c)	744,755	6,405	3.44%	761,155	8,830	4.64%
Investment securities (c) (d) (e)	349,309	5,365	6.14%	421,417	6,452	6.12%
FHLB stock	63,216	—	0.00%	60,969	314	2.06%
Other interest-earning deposits	477,269	226	0.19%	18,846	42	0.87%

Total interest-earning assets	6,877,372	92,156	5.37%	6,424,222	99,192	6.13%

Noninterest earning assets (f)	669,511			496,051

TOTAL ASSETS	$7,546,883			6,920,273

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Interest-bearing liabilities:
Savings accounts	$934,213	1,852	0.79%	779,238	2,272	1.16%
Interest-bearing demand accounts	755,158	434	0.23%	722,807	1,305	0.72%
Money market accounts	805,347	1,768	0.87%	708,655	2,976	1.67%
Certificate accounts	2,604,329	18,785	2.86%	2,452,075	20,706	3.35%
Borrowed funds (g)	899,711	8,558	3.77%	1,009,931	9,013	3.54%
Junior subordinated debentures	103,094	1,436	5.45%	108,260	1,392	5.03%

Total interest-bearing liabilities	6,101,852	32,833	2.13%	5,780,966	37,664	2.58%

Noninterest bearing liabilities	569,269			518,031

Total liabilities	6,671,121			6,298,997

Shareholders’ equity	875,762			621,276

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$7,546,883			6,920,273

Net interest income/ Interest rate spread		59,323	3.24%		61,528	3.55%

Net interest-earning assets/ Net interest margin	$775,520		3.45%	643,256		3.83%

Ratio of interest-earning assets to interest-bearing liabilities	1.13X			1.11X

(a)	Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status

(b)	Interest income includes accretion/ amortization of deferred loan fees/ expenses, which was not material

(c)	Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale

(d)	Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis

(e)	Average balances include Fannie Mae and Freddie Mac stock

(f)	Average balances include the effect of unrealized gains or losses on securities held as available-for-sale

(g)	Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings

Average Balance Sheet
(Dollars in Thousands)
The following table sets forth certain information relating to the Company’s average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages

	Year ended December 31,
	2009			2008
			Avg.			Avg.
	Average		Yield/	Average		Yield/
	Balance	Interest	Cost	Balance	Interest	Cost
ASSETS:
Interest-earning assets:
Loans receivable (a) (b) (d)	$5,199,829	321,764	6.17%	5,016,694	328,687	6.50%
Mortgage-backed securities (c)	720,683	27,263	3.78%	732,281	34,694	4.74%
Investment securities (c) (d) (e)	360,620	22,390	6.21%	478,933	29,250	6.11%
FHLB stock	63,162	—	0.00%	48,167	1,428	2.96%
Other interest-earning deposits	297,228	641	0.21%	104,895	2,756	2.59%

Total interest-earning assets	6,641,522	372,058	5.59%	6,380,970	396,815	6.18%

Noninterest earning assets (f)	523,038			488,579

TOTAL ASSETS	$7,164,560			6,869,549

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Interest-bearing liabilities:
Savings accounts	$850,707	6,501	0.76%	778,341	9,159	1.18%
Interest-bearing demand accounts	739,102	2,536	0.34%	732,097	6,434	0.88%
Money market accounts	752,166	8,471	1.13%	720,713	14,726	2.04%
Certificate accounts	2,546,867	77,886	3.06%	2,716,815	106,742	3.93%
Borrowed funds (g)	936,571	34,578	3.69%	718,657	26,893	3.74%
Junior subordinated debentures	105,672	5,834	5.45%	108,287	5,339	4.86%

Total interest-bearing liabilities	5,931,085	135,806	2.29%	5,774,910	169,293	2.93%

Noninterest bearing liabilities	540,536			473,410

Total liabilities	6,471,621			6,248,320

Shareholders’ equity	692,939			621,229

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$7,164,560			6,869,549

Net interest income/ Interest rate spread		236,252	3.30%		227,522	3.25%

Net interest-earning assets/ Net interest margin	$710,437		3.56%	606,060		3.57%

Ratio of interest-earning assets to interest-bearing liabilities	1.12X			1.10X

(a)	Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status

(b)	Interest income includes accretion/ amortization of deferred loan fees/ expenses, which was not material

(c)	Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale

(d)	Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis

(e)	Average balances include Fannie Mae and Freddie Mac stock.

(f)	Average balances include the effect of unrealized gains or losses on securities held as available-for-sale

(g)	Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings